EXHIBIT 32.1
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                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                       OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of China Food and Beverage Company (the "Company") on Form 10-KSB for the year ending December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James A, Tilton, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ James A. Tilton
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James A. Tilton,
Chief Executive Officer
and Chief Financial Officer